FILED PURSUANT TO RULE 497 (E)
                                                REGISTRATION FILE NOS. 033-81574
                                                                        811-8620



                               THE MILESTONE FUNDS
                         TREASURY OBLIGATIONS PORTFOLIO
                                (THE "PORTFOLIO")

 Supplement dated July 7, 2004 to the Portfolio's Prospectuses and Statement of
       Additional Information dated March 29, 2004, offering shares of the Financial Class, Institutional Class, Investor Class and Premium Class



                                      *****
         This   Supplement   updates  certain   information   contained  in  the
above-dated Prospectuses and Statement of Additional Information.

         At a meeting held on April 19, 2004, the Board of Trustees (the "Board") of the Portfolio approved the termination of Unified Fund Services, Inc. and Unified Management Corp. ("Unified") as the Transfer Agent, Distributor and Underwriter, respectively, of the Portfolio. The Board then approved the appointment of ALPS Mutual Funds Services, Inc. ("ALPS") as the Portfolio's Distributor, Transfer Agent and Underwriter. Accordingly, on July 6, 2004, all references to Unified as the Portfolio's Transfer Agent, Distributor and Underwriter in each Prospectus and the Statement of Additional Information are no longer applicable and should be replaced with ALPS, 1625 Broadway, Suite 2200, Denver, CO 80202.

         If you require additional information, please call 800-941-MILE (6453).



Dated:  July 7, 2004